Payables and Other Non-current Liabilities	12 Months Ended
Dec. 31, 2018
Subclassifications of assets, liabilities and equities [abstract]
Payables and Other Non-current Liabilities
Payables and other non-current liabilities
The composition of “Payables and other non-current liabilities” of the Telefónica Group at December 31, 2018 and December 31, 2017 is as follows:

Millions of euros	12/31/2018	12/31/2017
Payables	856	900
Trade payables	87	86
Payables to suppliers of property, plant and equipment	9	5
Debt for spectrum acquisition	662	569
Other payables	98	240
Other non-current liabilities	1,034	787
Contractual liabilities (Note 20)	613	—
Deferred revenue	283	774
Current tax payables	138	13
Total	1,890	1,687

At December 31, 2018, “Debt for spectrum acquisition” comprised the deferred portion of the payment for acquiring the spectrum use license in Mexico in 2010, for an equivalent of 530 million euros (526 million euros at December 31, 2017, see Note 19), and the pending payment portion for spectrum acquisition in Spain in 2018, amounting to 102 million euros (see Note 6).
In addition, this section also includes the deferred portion of the payment for reframing the radioelectric spectrum acquired in 2014 by Telefónica Brazil for an equivalent of 28 million euros (29 million euros at December 31, 2017, see Note 19 and Appendix VI).

Payments for financed licenses for the years 2018 and 2017 amounted to 44 and 329 million euros, respectively (see Note 25).

“Deferred revenues” primarily included at December 31, 2017 the amount of deferred revenues from rights of use on the cable network and activation fees not yet recognized in the income statement. At December 31, 2018 these items are included in contractual liabilities (see Note 20). At December 31, 2018 grants are included, amounted to 97 million euros (72 million euros at December 31, 2017).